Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT, dated as of March 28, 2018 (this “Agreement”), to the Credit Agreement, dated as of November 21, 2017, among WYNDHAM WORLDWIDE CORPORATION (the “Borrower”), the several lenders and letter of credit issuers from time to time party thereto (collectively, the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent, and the other parties thereto (as heretofore and as may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Required Lenders consent to the amendments of the Credit Agreement set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in reliance on the representations, warranties and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement and the Credit Agreement:
1.1    New Definition of Amendment No. 1 Effective Date. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Amendment No. 1 Effective Date” in the appropriate alphabetical order:
“Amendment No. 1 Effective Date” means March 28, 2018.

1.2    New Definition of Collateral. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Collateral” in the appropriate alphabetical order:
“Collateral” means all of the “Collateral” or similar term referred to in the Collateral Documents and all of the other property and assets that are or are required under the terms of this Agreement to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties .
1.3        New Definition of Collateral Documents. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Collateral Documents” in the appropriate alphabetical order:

“Collateral Documents” means, collectively, the security agreement, pledge agreement or similar agreement, instruments or other documents delivered to the Administrative Agent that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties hereunder.

1.4    Definition of Consolidated Net Income. The definition of “Consolidated Net Income” contained in Section 1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (iii) of the proviso thereof and replacing it with a comma (“,”), (ii) replacing the period at the end of clause (iv) thereof with “ and” and (iii) inserting the following new clause (v) at the end thereof immediately prior to the period (“.”) at the end thereof:
(v) any net charge, expense or loss with respect to (x) any disposed, abandoned, divested and/or discontinued asset, property, operation or business (other than, at the option of the Borrower, the Borrower’s European vacation rental business pending the sale thereof) and/or (y) any disposal, abandonment, divestiture and/or discontinuation of any asset, property, operation or business.
1.5        Definition of Fundamental Documents. The definition of “Fundamental Documents” contained in Section 1 of the Credit Agreement is hereby amended by inserting “, any Collateral Documents, any intercreditor agreement,” immediately prior to the words “any Notes” in the first line thereof.
1.6    Definition of Hotels Spin-Off. The definition of “Hotels Spin-Off” contained in Section 1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Hotels Spin-Off” has the meaning assigned to the term “Parent Spin” in the LQ Acquisition Agreement.
1.7    New Definition of Hotels Spinco. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Hotels Spinco” in the appropriate alphabetical order:
“Hotels Spinco” has the meaning assigned to the term “Parent Spinco” in the LQ Acquisition Agreement.
1.8    New Definition of Hotels Spin Indebtedness. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Hotels Spin Indebtedness” in the appropriate alphabetical order:
“Hotels Spin Indebtedness” shall mean Indebtedness of Hotels Spinco and its Subsidiaries in connection with the LQ Acquisition and/or the Hotels Spin-Off and any Guaranty Obligations and contingent liabilities incurred or assumed in connection therewith.
1.9    New Definition of LQ Acquisition. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “LQ Acquisition” in the appropriate alphabetical order:
“LQ Acquisition” means the merger of a wholly-owned Subsidiary of the Borrower, with and into La Quinta Holdings Inc., a Delaware corporation, in accordance with the LQ Acquisition Agreement, and all transactions related or ancillary thereto.

1.10    New Definition of LQ Acquisition Agreement. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “LQ Acquisition Agreement” in the appropriate alphabetical order:
“LQ Acquisition Agreement” means the Agreement and Plan of Merger, dated as of January 17, 2018, by and among the Borrower, WHG BB Sub, Inc. and La Quinta Holdings Inc., as amended, restated, supplemented or otherwise modified from time to time (but without giving effect to any amendment, restatement, supplementation or modification that is materially adverse to the Lenders or the Administrative Agent).

1.11    New Definition of Post-Spin Credit Facility. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Post-Spin Credit Facility” in the appropriate alphabetical order:
“Post-Spin Credit Facility” means the credit facilities that may be obtained by the Borrower at any time on or after the date of the Hotels Spin-Off in an aggregate principal amount not less than (i) if at such time, the sale of the Borrower’s European vacation rental business has been consummated, and the Borrower has received the net cash proceeds from such sale, $1,000,000,000 or (ii) otherwise, $1,500,000,000 (excluding, in each case, any Securitization Indebtedness).

1.12    New Definition of Secured Parties. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Secured Parties” in the appropriate alphabetical order:
“Secured Parties” means, collectively, the Administrative Agent, the Lenders, and each co-agent or sub-agent appointed by the Administrative Agent pursuant to Article 8.
1.13    Mandatory Termination of Revolving Commitments. Section 2.14 of the Credit Agreement is hereby amended by inserting the following new clause (i) at the end thereof:

(i)    Immediately upon the earlier of (i) the incurrence or effectiveness of any Post-Spin Credit Facility and (ii) the consummation of the Hotels Spin-Off, the Revolving Commitments of all of the Lenders shall be automatically terminated in their entirety.

1.14    Limitation on Indebtedness. Section 6.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (k) thereof, (ii) replacing the period at the end of clause (l) thereof with “; and” and (iii) inserting the following new clause (m) at the end thereof:

(m)    Hotels Spin Indebtedness.
1.15    Limitations on Liens. Section 6.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (i) thereof, (ii) replacing the period at the end of clause (j) thereof with “; and” and (iii) inserting the following new clause (k) at the end thereof:
(k)    Liens on property of Hotels Spinco and its Subsidiaries securing (i) Hotels Spin Indebtedness and (ii) any Indebtedness for borrowed money of the Borrower existing as of the Amendment No. 1 Effective Date, in each case to the extent the Borrower has caused the Obligations to be, or will make effective a provision pursuant to which the Obligations are, secured on an equal and ratable (or prior) basis to the Hotels Spin Indebtedness, for so long as (x) the Hotels Spin Indebtedness is secured and/or (y) Hotels Spinco is a Subsidiary of the Borrower.
1.16    The Collateral Agent. Each of the Lenders party hereto hereby irrevocably agrees, authorizes and directs that the Administrative Agent:
(a)    shall also act as the “collateral agent” under the Fundamental Documents, and each of such Lenders and Issuing Lenders thereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Lenders for purposes of acquiring, holding and enforcing any and all Liens on Collateral to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto, and directs the Administrative Agent to enter into each Collateral Document for the benefit of the Lenders and the other Secured Parties and any related intercreditor agreement reasonably satisfactory to the Administrative Agent. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 8.7 of the Credit Agreement for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of Article 8 of the Credit Agreement and Article 10 of the Credit Agreement (including Sections 10.4 and 10.5 of the Credit Agreement, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Fundamental Documents) as if set forth in full herein with respect thereto.
(b)    at its option and in its discretion, to release any Lien on any property granted to or held by the Administrative Agent under any Fundamental Document (i) upon termination of the Revolving Commitments and payment in full of all Obligations at any time arising under or in respect of the Credit Agreement or the other Fundamental Documents or the transactions contemplated thereby, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted by the Credit Agreement (including, without limitation the release of any Lien on property of Hotels Spinco and its Subsidiaries securing the Obligations hereunder upon the consummation of the Hotels Spin-Off), (iii) if the Obligations are no longer required to be secured pursuant to Section 6.3(k) and/or (iv) if approved, authorized or ratified in writing in accordance with Section 10.9 of the Credit Agreement. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property pursuant to this Section. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by the Borrower or any Subsidiary in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
SECTION 2.     Conditions to Effectiveness. This Agreement shall become effective upon the date on which the Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by each of the Borrower, the Administrative Agent and the Required Lenders. The parties hereto agree that upon effectiveness this Agreement shall constitute a Fundamental Document.
SECTION 3.     Representations and Warranties. The Borrower reaffirms and restates the representations and warranties made by it in the Credit Agreement, in each case, after giving effect to the amendments to the Credit Agreement contemplated hereby, and all such representations and warranties are true and correct in all material respects on the date of this Agreement with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification). The Borrower additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that no Default or Event of Default has occurred and is continuing.
SECTION 4.     Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Davis Polk & Wardwell LLP, counsel to the Administrative Agent.
SECTION 5.     Ratification. The Credit Agreement, as amended by this Agreement, and the other Fundamental Documents remain in full force and effect and are hereby ratified and affirmed. This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Fundamental Document or any of the instruments or agreements referred to in any thereof or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 6.     Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 7.     References. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Fundamental Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.
SECTION 8.     Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.
SECTION 9.     Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 10.     Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 11.     Governing Law. THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND, IN THE CASE OF PROVISIONS RELATING TO INTEREST RATES, ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
SECTION 12.     Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
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IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Lenders party hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
WYNDHAM WORLDWIDE CORPORATION,
as Borrower

By: /s/ Jeffrey R. Leuenberger
Jeffrey R. Leuenberger
Senior Vice President and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Suzanne E. Pickett
Suzanne E. Pickett
Vice President

BANK OF AMERICA, N.A.,
as Lender

By: /s/ Suzanne E. Pickett
Suzanne E. Pickett
Vice President

JPMORGAN CHASE BANK, N.A.,
as Lender

By: /s/ Nadeige Dang
Nadeige Dang
Executive Director

BARCLAYS BANK PLC,
as Lender

By: /s/ Craig Malloy
Craig Malloy
Director

DEUTSCHE BANK AG, NEW YORK,
as Lender

By: /s/ J.T. Johnston Coe
J.T. Johnston Coe
Managing Director

By: /s/ James Rolison
James Rolison
Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Lender

By: /s/ Lawrence Elkins
Lawrence Elkins
Vice President

GOLDMAN SACHS BANK USA,
as Lender

By: /s/ Chris Lam
Chris Lam
Authorized Signatory

THE BANK OF NOVA SCOTIA,
as Lender

By: /s/ Michael Grad
Michael Grad
Director

SUNTRUST BANK,
as Lender

By: /s/ Sheryl Kerley
Sheryl Kerley
Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Allison Burgun
Allison Burgun
Vice President

WELLS FARGO BANK, N.A.,
as Lender

By: /s/ James Travagline
James Travagline
Managing Director